UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 26, 2007

ALION SCIENCE AND TECHNOLOGY
CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-89756	54-2061691

(State or Other	(Commission File	(IRS Employer
Jurisdiction	Number)	Identification No.)
of Incorporation)

10 West 35th Street	1750 Tysons Boulevard
Chicago, IL 60616	Suite 1300
(312) 567-4000	McLean, VA 22102
(703) 918-4480

(Address, including Zip Code and Telephone Number, including
Area Code, of Principal Executive Offices)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

Purchase Agreement

On January 26, 2007, Alion Science and Technology Corporation (“Alion”, the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with Credit Suisse Securities (USA) LLC (the “Initial Purchaser”), to sell to the Initial Purchaser $250.0 million aggregate principal amount of its 10 1/4% Senior Notes due February 15, 2015 (the “Notes”). Credit Suisse, an affiliate of the Initial Purchaser, also served as a lender under the Company’s Bridge Loan Agreement and serves as arranger, administrative agent and collateral agent under the Company’s Term B Senior Credit Facility.

A copy of the Purchase Agreement is attached to this current report on Form 8-K as Exhibit 10.82 and it is incorporated by reference as though it were fully set forth herein. The foregoing summary description of the Purchase Agreement and the transactions contemplated thereby is not intended to be complete, and it is qualified in its entirety by the complete text of the Purchase Agreement.

Amendment to Credit Agreement

On February 6, 2007, the Company entered into Amendment No. 4 (the “Amendment”) in connection with that certain Credit Agreement dated as of August 2, 2004 by and among the Company, Credit Suisse, acting through its Cayman Islands branch, individually and as Administrative Agent (formerly known as Credit Suisse First Boston, “CS”), the lenders signatory thereto and certain subsidiary guarantors of the Company, as amended (the “Credit Agreement”), pursuant to which certain terms of the Credit Agreement were amended including, among other things, an extension of the maturity date of the senior term loans outstanding under the Credit Agreement to February 6, 2013.

A copy of the Amendment is attached to this current report on Form 8-K as Exhibit 10.83 and it is incorporated by reference as though it were fully set forth herein. The foregoing summary description of the Amendment and the transactions contemplated thereby is not intended to be complete, and it is qualified in its entirety by the complete text of the Amendment and the Credit Agreement.

Issuance and Sale of Senior Notes

On February 8, 2007, the Company completed the issuance and sale of $250.0 million aggregate principal amount of the Notes. The Company issued the Notes pursuant to an indenture, dated as of February 8, 2007, among the Company, certain subsidiary guarantors of the Company and Wilmington Trust Company, as trustee (the “Indenture”). The Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Company offered and sold the Notes to the Initial Purchaser in reliance on exemption from registration under the Securities Act. The Initial Purchaser has informed the Company that it intends to sell the Notes to qualified institutional buyers pursuant to exemptions from registration provided by Rule 144A and to others pursuant to Regulation S under the Securities Act. This current report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

The Company intends to use the net proceeds from the sale of the Notes to repay in full amounts outstanding under the Company’s Bridge Loan Agreement, and to repay approximately $72 million of the amounts outstanding under the Company’s Term B Senior Credit Facility.

A copy of the Indenture and the form of Notes is attached to this current report on Form 8-K as Exhibits 4.16 and 4.17 and they are incorporated by reference as though they were fully set forth herein. The foregoing summary descriptions of the Indenture and the Notes and the transactions contemplated thereby are not intended to be complete, and are qualified in their entirety by the complete text of the Indenture and the Notes.

Registration Rights Agreement

On February 8, 2007, the Company entered into a Registration Rights Agreement (“Registration Rights Agreement”) with the Initial Purchaser of the Notes, pursuant to which it agreed to use its reasonable best efforts to, among other things: (i) file with the Securities and Exchange Commission (“SEC”) a registration statement on an appropriate form under the Securities Act relating to a registered exchange offer (“Exchange Offer Registration Statement”) for the Notes under the Securities Act within 90 days after the issue date of the Notes and (ii) use reasonable best efforts to cause the Exchange Act Registration Statement to be declared effective under the Securities Act within 240 days after the issue date of the Notes.

A copy of the Registration Rights Agreement is attached to this current report on Form 8-K as Exhibit 10.84 and it is incorporated by reference as though it were fully set forth herein. The foregoing summary description of the Registration Rights Agreement and the transactions contemplated thereby is not intended to be complete, and it is qualified in its entirety by the complete text of the Registration Rights Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

4.16	Indenture dated as of February 8, 2007, among the Company, certain subsidiary guarantors of the Company and Wilmington Trust Company, as trustee.

4.17	Form of 10 1/4% Senior Notes due 2015 (included as Exhibit 1 to Exhibit 4.16 of this current report on Form 8-K).

10.82	Purchase Agreement dated as of January 26, 2007, by and between the Company and Credit Suisse Securities (USA) LLC.

10.83	Amendment No. 4 dated as of February 6, 2007, by and among the Company, Human Factors Applications, Inc. (“HFA”), Alion – METI Corporation (“METI”), Alion – CATI Corporation (“CATI”), Alion – JJMA Corporation (“JJMA”), Alion – BMH Corporation (“BMH”), Washington Consulting, Inc. (“WCI”), Alion – MA&D Corporation (“MA&D”), CS, and the lenders party thereto, related to the Credit Agreement (as amended from time to time) dated as of August 2, 2004, by and among the Company, HFA, METI, CATI, JJMA, BMH, WCI and MA&D, certain lenders from time to time party to the Credit Agreement (the “Lenders”), and CS, as administrative agent and as collateral agent for the Lenders.

10.84	Registration Rights Agreements dated February 8, 2007, by and between the Company and Credit Suisse Securities (USA) LLC.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2007

ALION SCIENCE AND TECHNOLOGY CORPORATION

By: /s/ James C. Fontana Name: James C. Fontana Title: General Counsel

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